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                                                                   EXHIBIT 10(b)

                        FORM A OF SEVERANCE PAY AGREEMENT
                        ---------------------------------



                              AMENDED AND RESTATED
                             SEVERANCE PAY AGREEMENT
                             -----------------------


         THIS AMENDED AND RESTATED SEVERANCE PAY AGREEMENT ("Agreement") is made and entered into effective as of the ____ day of ________, ____ by and between THE SHERWIN-WILLIAMS COMPANY, an Ohio corporation (the "Company") and ____________ (the "Executive").

                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, in the event a third party takes action toward a possible business combination with the Company or acquisition of equity securities of the Company, the Board of Directors believes it imperative that the Company and the Board of Directors be able to rely upon Executive to continue in Executive's position, and that the Company be able to receive and rely upon Executive's objective advice as being in the best interests of the Company and its shareholders;

         WHEREAS, should the Company be in such a situation, in addition to Executive's regular duties and responsibilities, Executive may be called upon to assist in the assessment of proposals, advise management and the Board of Directors as to whether the proposals would be in the best interests of the Company and its shareholders, and to take such other actions as the Board of Directors might determine to be appropriate;

         WHEREAS, this Agreement is consistent with the Company's plan to attract and retain key executives at all times; and

         WHEREAS, the Company and Executive entered into a certain Severance Pay Agreement, effective as of ________, 19__, and Company and Executive desire to amend and restate said Severance Pay Agreement in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, to assure the Company that it will have continued dedication of Executive and the availability of Executive's advice and counsel notwithstanding the possibility of a threat or occurrence of a bid to take over control of the Company, and to induce Executive to remain in the employ of the Company during the period of uncertainties due to such threat of take-over, the Company and Executive agree as follows:

1. DEFINITIONS. The following terms, when used herein with initial capital letters, shall have the following respective meanings unless the context clearly indicates otherwise:


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         (a)      "BASE SALARY" shall mean Executive's highest regular bi-weekly compensation in effect at any time during the three (3) year period immediately preceding the Date of Termination. Executive's regular bi-weekly compensation referred to in the preceding sentence shall be Executive's regular bi-weekly rate before reduction, deduction or deferral for any amounts including, without limitation, any deduction for withholding of income taxes or F.I.C.A. taxes and/or any reduction or deferral pursuant to Sections 401(k) or 125 of the Code, or any other employee benefit plans, programs or arrangements in which Executive participates.

         (b) A person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, hereinafter "Exchange Act") shall be deemed the "BENEFICIAL OWNER" of and shall be deemed to "beneficially own" any securities:

                  (i) which such person or any of such person's "Affiliates" or "Associates" (as such terms are defined in Rule 12b-2, as in effect on April 23, 1997, of the General Rules and under the Exchange
                           Act) is considered to be a "beneficial owner" under Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on April 23, 1997;

                  (ii) which such person or any of such person's Affiliates or Associates, directly or indirectly, has or shares the right to acquire, hold, vote (except pursuant to a revocable proxy as described in the proviso to this
                           Section 1(b)) or dispose of such securities (whether any such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed to be the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

                  (iii) which are beneficially owned, directly or indirectly, by any other person (or any Affiliate or Associate of such other person) with which such person (or any of such person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), with respect to acquiring, holding, voting (except as described in the proviso to this Section 1(b)) or disposing of any securities of the Company;

                  provided, however, that a person shall not be deemed the Beneficial Owner of, nor to beneficially own, any security if such person has the right to vote such security pursuant to an agreement, arrangement or understanding which (A) arises solely from a revocable proxy given to such person in response to a public proxy or consent


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                  solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and
                  (B) is not also then reportable on Schedule 13D (or any comparable or successor report) under the Exchange Act; and provided, further, that nothing in this Section 1(b) shall cause a person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to beneficially own, any securities acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition or such later date as the Board of Directors may determine in any specific case.

         (c)      "CHANGE OF CONTROL" shall be deemed to have occurred if:

                  (i) Any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) who or that, together with all Affiliates and Associates of such person, is the Beneficial Owner of ten percent (10%) or more of the shares of Common Stock of the Company then outstanding, except:

                           (A)      the Company;

                           (B) any of the Company's subsidiaries in which a majority of the voting power of the equity securities or equity interests of such subsidiary is owned, directly or indirectly, by the Company;

                           (C) any employee benefit or stock ownership plan of the Company or any trustee or fiduciary with respect to such a plan acting in such capacity; or

                           (D) any such person who has reported or may, pursuant to Rule 13d-1(b)(1) of the General Rules and Regulations under the Exchange Act, report such ownership (but only as long as such person is the Beneficial Owner of less than fifteen percent (15%) of the shares of Common Stock then outstanding) on
                                    Schedule 13G (or any comparable or successor report) under the Exchange Act.

                           Notwithstanding the foregoing, (I) no person shall become the Beneficial Owner of ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in clause (D) above) solely as the result of an acquisition of Common Stock by the Company that, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such person to ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in clause

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                           (D) above) of the shares of Common Stock then
                           outstanding; provided, however, that if a person becomes the Beneficial Owner of ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in clause (D) above) of the shares of Common Stock solely by reason of purchases of Common Stock by the Company and shall, after such purchases by the Company, become the Beneficial Owner of any additional shares of Common Stock which have the effect of increasing such person's percentage ownership of the then-outstanding shares of Common Stock, by any means whatsoever, then such person shall be deemed to have triggered a Change of Control, and (II) if the Board of Directors determines that a person who would otherwise be the Beneficial Owner of ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in clause (D) above) of the shares of Common Stock has become such inadvertently (including, without limitation, because (1) such person was unaware that it Beneficially Owned ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in clause (D) above) of the shares of Common Stock or (2) such person was aware of the extent of such beneficial ownership but such person acquired beneficial ownership of such shares of Common Stock without the intention to change or influence the control of the Company) and such person divests itself as promptly as practicable of a sufficient number of shares of Common Stock so that such person would no longer be the Beneficial Owner of ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in clause (D) above), then such person shall not be deemed to be, or have been, the Beneficial Owner of ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in clause (D) above) of the shares of Common Stock, and no Change of Control shall be deemed to have occurred.

                  (ii) During any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company and any new director (other than a director initially elected or nominated as a director as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies by or on behalf of such director) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

                  (iii) There shall be consummated any consolidation, merger or other combination of the Company with any other person or entity other than:

                           (A) a consolidation, merger or other combination which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more

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                                    than fifty-one percent (51%) of the combined
                                    voting power of the voting securities of the Company or such surviving entity outstanding immediately after such consolidation, merger or other combination; or

                           (B) a consolidation, merger or other combination effected to implement a recapitalization and/or reorganization of the Company (or similar transaction), or any other consolidation, merger or other combination of the Company, which results in no person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), together with all Affiliates and Associates of such person, becoming the Beneficial Owner of ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in Section 1(c)(i)(D)) of the combined voting power of the Company's then outstanding securities.

                  (iv) There shall be consummated any sale, lease, assignment, exchange, transfer or other disposition (in one transaction or a series of related transactions) of fifty percent (50%) or more of the assets or earning power of the Company (including, without limitation, any such sale, lease, assignment, exchange, transfer or other disposition effected to implement a recapitalization and/or reorganization of the Company (or similar transaction)) which results in any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), together with all Affiliates and Associates of such person, owning a proportionate share of such assets or earning power greater than the proportionate share of the voting power of the Company that such person, together with all Affiliates and Associates of such person, owned immediately prior to any such sale, lease, assignment, exchange, transfer or other disposition.

                  (v) The shareholders of the Company approve a plan of complete liquidation of the Company.

         (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "COMPANY" shall mean The Sherwin-Williams Company and its successor(s) in interest.

         (f) "DATE OF TERMINATION" shall mean the date on which Executive's services are terminated pursuant to Section 4.

         (g) "DISABILITY" shall mean incapacity due to physical or mental illness or injury which causes Executive to be absent from employment duties for one hundred eighty (180) consecutive calendar days and for which Executive is then currently receiving


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                  and thereafter continues to receive payments under the
                  provisions of any plan of the Company which provides for benefit payments as a consequence of such incapacity, provided the payments which Executive receives during the four (4) year period immediately following the Date of Termination, under any such plan, are greater than the payments Executive would otherwise have been entitled to receive under this Agreement.

         (h) "INCENTIVE COMPENSATION" shall mean the amount paid or payable under any incentive or bonus payment plan, program or arrangement of the Company under which Executive is or was, at any time during the three (3) year period immediately preceding the Date of Termination, participating pursuant to the provisions of such plan, program or arrangement.

         (i) "RETIREMENT BENEFITS" shall mean the benefits Executive may be entitled to receive pursuant to the provisions of any of the following plans, programs or arrangements in which Executive participates: (i) The Sherwin-Williams Company Salaried Employees' Retirement Plan, The Sherwin-Williams Company Salaried Employees' Revised Pension Investment Plan and/or The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, or any successor or replacement plan with respect to any of the foregoing; (ii) any retirement equalization program or supplemental retirement plan relating to the qualified retirement plans described in Section 1(i)(i); or (iii) any other similar plans, programs or arrangements of the Company (whether qualified or not) primarily intended to provide benefits to an individual upon retirement.

         (j) TERMINATION PERIOD" shall mean the period commencing on the date of a Change of Control and ending on the second anniversary date of such date.

         (k) "TRUST" shall mean the trust funds established by the Company in accordance with Section 6(b).

2. TERM. This Agreement shall be effective on the date hereof and shall continue in effect until the Company has given no less than four (4) years written notice to Executive that the Company is terminating this Agreement; provided, however, notwithstanding the delivery of any such notice, this Agreement shall become irrevocable upon the occurrence of a Change of Control and shall continue in effect for a period of two
         (2) years following a Change of Control, if such Change of Control occurred during the term of this Agreement. Notwithstanding anything in this Section 2 to the contrary, this Agreement shall terminate if Executive or the Company terminates Executive's employment prior to a Change of Control except as otherwise provided in Section 4(a).

3. EXECUTIVE'S OBLIGATIONS. In the event of a tender or exchange offer, proxy contest, merger or other proposal which, if consummated, would constitute a Change of



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         Control, Executive agrees not to voluntarily leave the employ of the
         Company (other than as a result of Disability or retirement) until the Change of Control occurs or, if earlier, such tender or exchange offer, proxy contest, merger or other proposal is terminated or abandoned. Notwithstanding anything in this Agreement to the contrary, Executive's sole liability for breaching the terms of this Section 3, and the Company's sole and absolute remedy, shall be Executive's waiver of all rights to receive any benefits pursuant to this Agreement.

4.       TERMINATION OF EXECUTIVE'S SERVICES.

         (a) TERMINATION AFTER CHANGE OF CONTROL. In the event of a Change of Control, Executive shall become eligible for the benefits hereunder upon Executive's termination of service within the Termination Period, whether voluntary or involuntary, unless such termination is:

                  (i)      a result of the Executive's death; or

                  (ii)     by the Company for Cause (as defined in Section
                           4(b)).

                  Anything in this Agreement to the contrary notwithstanding, if Executive's employment is terminated prior to the date on which a Change of Control occurs and it is reasonably demonstrated that such termination (A) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (B) otherwise arose in connection with or in anticipation of a Change of Control and a Change of Control occurs within twelve (12) months of such termination, then for purposes of this Agreement, such termination shall be deemed to have occurred after and as a result of a Change of Control, and Executive shall be entitled to receive the benefits set forth in this Agreement.

         (b) CAUSE. The Company may terminate Executive's employment for Cause. For purposes of this Agreement, "Cause" shall mean:

                  (i) the willful engaging by Executive in illegal conduct or gross misconduct, which conduct or misconduct is materially and demonstrably injurious to the Company; or

                  (ii) the willful and continued failure by Executive to substantially perform Executive's duties with the Company (other than any such failure resulting from Executive's incapacity due to physical or mental illness or any such failure subsequent to the Company giving Executive a notice or termination without Cause) after a written demand for substantial performance is delivered to Executive by the Board of Directors, which demand specifically identifies the manner in which the Board of Directors believes


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                           that Executive has not substantially performed such
                           duties, and Executive has failed to remedy such alleged failure to substantially perform such duties within thirty (30) days of receipt of such written demand.

                  For purposes of this Section 4(b), no act or failure to act by Executive shall be considered "willful" unless done or omitted to be done by Executive in bad faith and without reasonable belief by Executive that such action or omission was in or not opposed to the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board of Directors or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by Executive in good faith and in or not opposed to the best interests of the Company. Notwithstanding the foregoing, Executive may not be terminated for Cause until Executive: (I) receives a certified copy of a resolution adopted by the affirmative vote of at least three-fourths of the members of the entire Board of Directors at a meeting of the Board of Directors called and held for such purpose, finding that in the good faith opinion of the Board of Directors an event set forth in clauses (i) or (ii) has occurred, specifying the particulars thereof in detail, and that the Company has fully and in good faith complied with the terms and conditions of this Agreement; (II) has been afforded reasonable notice of the Board of Director's decision to terminate employment; and
                  (III) has had an opportunity (with the assistance and presence of such counsel as Executive deems appropriate) to be heard before and to dispute the basis of any allegations upon which the decision to terminate has been based by the Board of Directors.

         (c) EFFECT OF VOLUNTARY TERMINATION. In the event Executive elects to voluntarily terminate Executive's employment in accordance with Section 4(a), such termination shall not be deemed a voluntary termination of employment by Executive for the purpose of any plan or practice of the Company or for any other reason whatsoever (except as may be otherwise required to facilitate Executive's right to receive the benefits set forth in this Agreement).

5. BENEFITS. Upon termination of Executive's employment, if Executive is eligible for benefits pursuant to Section 4(a), the Company will provide the payments described below to Executive:

         (a) ACCRUED SALARY. On or immediately prior to the Date of Termination, the Company shall pay to Executive any accrued salary not yet paid to Executive for services performed on and prior to the Date of Termination.

         (b) INCENTIVE COMPENSATION. On or immediately prior to the Date of Termination, the Company shall pay to Executive an amount equal to the sum of (i) any Incentive Compensation previously earned by Executive which has not previously been paid


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                  to Executive, plus (ii) any Incentive Compensation not yet due and payable to Executive for the then current year, covering the period from the beginning of the then current year to the end of the bi-weekly pay period during which Executive's Date of Termination occurred, prorated for the number of bi-weekly pay periods Executive was employed during the then current year calculated using the greater of the following: (A) the Incentive Compensation received by Executive for the year immediately preceding the Date of Termination; (B) the Incentive Compensation received by Executive for the year immediately preceding the date of Change of Control; or (C) the Incentive Compensation targeted for Executive for the year in which the Date of Termination occurred, i.e., the amount of Incentive Compensation Executive would have received for the then current year had Executive reached one hundred percent (100%) of any stated goals.

         (c) VACATION PAY. On or immediately prior to the Date of Termination, the Company shall pay to Executive, at a daily salary rate calculated from Executive's Base Salary, an amount equal to (i) all unused vacation days earned on and prior to the Date of Termination and (ii) additional vacation pay prorated for full months of service since the last qualifying date.

         (d) SEVERANCE PAY. On or immediately prior to the Date of Termination, the Company shall pay to Executive a lump sum cash amount equal to four (4) times the sum of (i) Executive's Base Salary times twenty-six (26), plus (ii) the greater of
                  (a) the highest Incentive Compensation earned and/or received by Executive, for any year or portion thereof, at any time during the three (3) year period immediately preceding the Date of Termination, or (b) the Incentive Compensation targeted for Executive for the year in which the Date of Termination occurred, i.e., the amount of Incentive Compensation Executive would have received for the then current year had Executive reached one hundred percent (100%) of any stated goals. In the event Executive as of the Date of Termination has another severance pay agreement or an employment agreement providing for separation payments to be paid by the Company, the amounts due under this Agreement shall be off-set by the amounts of such separation payments otherwise paid by the Company to Executive pursuant to such other severance and/or separation agreement.

         (e) INSURANCE. The Company shall maintain, upon the same terms and conditions, in full force and effect for the continued benefit of Executive all life, accident and medical benefit plans and programs provided to Executive prior to the Change of Control at no direct cost to Executive for a period of four (4) years from the Date of Termination. At any time during said period of four (4) years Executive may instruct the Company to purchase on Executive's behalf an individual policy or policies affording Executive individual coverage for all or part of said group life, accident and health coverage and long-term disability coverage. The Company shall pay (or cause to be paid through the Trust) the premiums on any such policy


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                  or policies for the balance of the four (4) year period. At the end of the four (4) year period, any such policy or policies shall become the property of Executive, the Company shall take all actions necessary to transfer ownership of any such policy or policies to Executive and any subsequent premiums due thereon shall become the responsibility of Executive. In the event Executive accepts employment with another company prior to the expiration of said four (4) year period, the Company's obligation to continue the benefits provided pursuant to this Section 5(e) shall severally terminate with respect to any such plan or program as of the date Executive first becomes eligible to participate in any similar type plan or program with such other employer; provided, however, in the case of medical benefit plans and programs, in the event a medical condition being covered under the Company's plans and programs is deemed to be a noncovered pre-existing condition under such other employer's medical benefit plans and programs (and Executive cannot obtain, after using reasonable efforts which in no event shall include the payment of higher premiums, a wavier of such pre-existing condition under such other employer's medical benefit plans and programs), then the Company's obligation to provide medical benefit plans and programs shall continue solely with respect to such medical condition until the earlier of: (i) the expiration of the remainder of the four (4) year period; or (ii) such time as the medical condition is covered by such other employer's medical benefits plans and programs.

         (f) RETIREMENT PLANS. Executive's participation in the Company's qualified retirement plans including, but not limited to, the Company's Stock Purchase and Savings Plan or any successor or replacement plan thereto, shall continue only through the Date of Termination; provided, however, that to the extent permitted by such plans, Executive may be considered a deferred vested participant who accrues no further benefit with respect to periods following the Date of Termination. All of Executive's rights, including but not limited to vesting and distributions, with respect to any such plans shall be determined solely with reference to the terms of such plans.

         (g) SPECIAL RETIREMENT BENEFITS. The Company shall pay (or cause to be paid through the Trust) to Executive "Special Retirement Benefits" so that the total Retirement Benefits Executive receives will equal the Retirement Benefits Executive would have received had Executive continued in the employ of the Company for four (4) years following the Date of Termination (assuming all variable factors used to compute Executive's Retirement Benefit, except years of service, remain constant with those factors applicable as of the date of a Change of Control or the Date of Termination, whichever date results in the greatest aggregate Special Retirement Benefits being payable to Executive). Should continued participation by Executive in any plan affording to him Retirement Benefits be precluded by law or the terms thereof, the Company shall pay (or cause to be paid through the Trust) to Executive


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                  or, if applicable, to his beneficiaries, as an additional
                  supplemental benefit, an amount equal to the difference between (i) the benefit that Executive would have been paid under the plan had he continued to be employed for four (4) years following the Date of Termination, and (ii) the benefit actually payable under said plan(s). The Special Retirement Benefits will be paid to Executive in the same manner as and at the time Executive commences to receive or receives Executive's Retirement Benefits.

         (h) OTHER BENEFITS. The Company shall continue Executive's participation in all fringe benefits Executive would have participated in had Executive continued in the employ of the Company for four (4) years following the Date of Termination including, but not limited to, all ancillary rights regarding Retirement Benefits, such as early retirement rights and joint and survivor rights available under the applicable retirement plans, and if Executive retires during said four (4) year period, retiree group life and retiree group health insurance. If Executive had been provided an automobile on the day prior to a Change of Control under the Company's automobile policy, the ownership of the automobile will be transferred to Executive on the Date of Termination.

         (i) OUTPLACEMENT SERVICES EXPENSES. The Company shall pay all appropriate fees and expenses to employ the services of a full service outplacement firm until the earlier of such time as:
                  (i) Executive has secured new employment; or (ii) the expiration of the four (4) year period immediately following Executive's Date of Termination.

6.       REIMBURSEMENT OF EXPENSES; TRUST.

         (a) REIMBURSEMENT OF EXPENSES. If any contest or dispute shall arise under this Agreement to enforce or interpret any provision contained herein (including, without limitation, any contest or dispute relating to the termination of Executive's employment and the Company's failure or refusal to perform fully its obligations in accordance with the terms of this Agreement), the Company agrees to reimburse Executive, on a current basis, for all reasonable attorney's fees, disbursements and expenses incurred by Executive in connection with such contest or dispute (regardless of the result thereof), and agrees to pay pre-judgment interest on any money judgment obtained by Executive. Pre-judgment interest, if any, shall be calculated at the base rate in effect from time to time at KeyBank National Association of Cleveland, Ohio, from the date that payments to Executive should have been made under this Agreement.

         (b) TRUST. In order to secure the benefits to be received by Executive pursuant to this Agreement and similar arrangements with other executives, the Company shall establish one or more trust funds (the "Trust"). The Company will deposit in such Trust, within five (5) business days after the occurrence of an event that in the reasonable opinion of the Board of Directors will likely result in a Change of Control, an amount equal to approximately the maximum aggregate benefits that could be payable to Executive under the terms of this Agreement. Any funds which may be placed into the Trust under this Agreement shall continue for all purposes to be a part of the general funds of the Company subject to the claims of the Company's creditors in the event of the Company's insolvency and no person shall by virtue of this Agreement have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such rights shall be no greater than the right of any unsecured general creditor of the Company. Executive shall be entitled to receive distributions from the funds held in the Trust pursuant to the terms and conditions of this Agreement and the agreement establishing the Trust between the Company and the trustee. If prior to the date of a Change of Control, the Board of Directors of the Company has actual knowledge that all third parties have abandoned or terminated their efforts to effect a Change of Control and a Change of Control at that time is unlikely and the Board so advises Executive, the trust funds and interest earned thereon, if any, shall be returned to the Company by the trustee. Notwithstanding the provisions of this Section 6(b), failure by the Company to place such funds in Trust in no way relieves the Company from its financial obligations and responsibilities to Executive under the terms of this Agreement.

         (c) FUNDING. All benefits to be paid pursuant to this Agreement, including any amounts paid pursuant to Section 6(a) which were not paid through the Trust established pursuant to Section 6(b), shall be paid from the general assets of the Company.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) GROSS-UP. Any provision contained in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment (within the meaning of Section 280G(b)(2) of the Code) or distribution, other than any such payments or distributions related to any incentive stock options previously granted to Executive, by the Company to or for the benefit of Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment under this Agreement (a "Gross-up Payment") in an amount such that after payment by Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-up Payment, Executive retains an amount of the Gross-up Payment equal to the Excise Tax imposed upon the Payments.

         (b) ACCOUNTING FIRM. Subject to the provisions of Section 7(c), all determinations required to be made under this Section 7, including whether a Gross-up Payment is required and the amount of such Gross-up Payment, shall be made by Ernst & Young (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and Executive within fifteen (15) business days of the Date of Termination, if applicable, or such earlier time as is requested by the Company. All fees and expenses of Accounting Firm shall be borne solely by the Company and the Company shall enter into any agreement required by the Accounting Firm in connection with the performance of the services hereunder. The initial Gross-up Payment, if any, as determined pursuant to this
                  Section 7(b), shall be paid to Executive within five (5) days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by Executive, it shall furnish Executive with an opinion that failure to report the Excise Tax on Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and Executive. Executive shall prepare Executive's tax returns in a manner consistent with the determinations of the Accounting Firm as such tax returns relate to any Payment and Gross-up Payment. As a result of the uncertainty in the application of
                  Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to
                  Section 7(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of Executive.

         (c) NOTIFICATION. Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after Executive knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim;

                           (ii)     take such action in connection with
                                    contesting such claim as the Company shall reasonably request in writing from time to time including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

                           (iii) cooperate with the Company in good faith in order effectively to contest such claim; and

                           (iv) permit the Company to participate in any proceedings relating to such claim;

                  provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 7(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs Executive to pay such claims and sue for a refund, the Company shall advance the amount of such payment to Executive, on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

         (d) REFUND. If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 7(c), Executive becomes entitled to receive any refund with respect to such claim, Executive shall (subject to the Company's complying with the requirements of Section 7(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an amount advanced by the Company pursuant to
                  Section 7(c), a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-up Payment required to be paid.

8.       SUCCESSORS; BINDING AGREEMENT.

         (a) SUCCESSORS. In the event of a Change of Control, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to maintain this Agreement, for a minimum period of two (2) years following any such Change of Control in the same manner and to the same extent that the Company would be required to maintain it if no such succession had taken place. Failure of the Company to obtain such assumption agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle Executive to receive from the Company, as liquidated damages, an amount equal to the same amount of benefits provided herein, and on the same terms set forth herein, as Executive would have been entitled to receive if Executive had terminated employment as provided in Section 4 after a Change of Control, on the date on which any succession becomes effective.

         (b) DEVISEES. All rights of Executive hereunder shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die prior to receiving all amounts of benefits payable hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee or other designee or, if there be no such designee, to Executive's estate.

9.       MISCELLANEOUS.

         (a) SEGREGATION OF ASSETS. Except as provided in Section 6(b), the Company shall not be required to segregate any assets with respect to benefits under this Agreement. Any liability of the Company to Executive shall be based solely upon the contractual obligations created by this Agreement; no such obligation shall be deemed to be secured by any pledge or any encumbrance on the property of the Company other than the rights Executive may have with respect to funds held in the Trust.

         (b) PAYMENT OBLIGATIONS ABSOLUTE. Except as set forth in the last sentence of Section 5(d), the Company's obligation to pay Executive the severance benefits and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against Executive or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company whether or not paid through the Trust shall be final and the Company will not seek to recover all or any part of such payment from Executive or from whomsoever may be entitled thereto, for any reason whatsoever. Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment shall in no event effect any reduction of the Company's obligations to make the payments and arrangements required to be made under this Agreement.

         (c) ASSIGNMENT. No amount payable under this Agreement shall be subject to assignment, transfer, sale, pledge, encumbrance, alienation or change by Executive or the beneficiary of Executive except as may be required by law.

         (d) CONTINUING OBLIGATIONS. Executive shall retain in confidence any confidential information known to Executive concerning the Company and its subsidiaries and their respective businesses so long as such information is not publicly disclosed.

         (e) NOT EMPLOYMENT CONTRACT. Neither this Agreement nor any action taken hereunder shall be construed either (i) as a contract of employment, (ii) as giving Executive any right to be retained in the employ of the Company, or (iii) as giving Executive any right to receive severance benefits of a type or in an amount similar to the benefits described in Section 5, unless the conditions set forth in this Agreement are satisfied and Executive therefore qualifies for benefits under this Agreement.

         (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         (g) SEVERABILITY. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         (h) NOTICES. Any notice or other communication provided for in this Agreement shall be in writing and, unless otherwise expressly stated herein, shall be deemed to have been duly given if hand delivered or if mailed by United States registered mail, return receipt requested, postage prepaid addressed in the case of Executive to Executive's last known address or in the case of the Company to The Sherwin-Williams Company, 101 Prospect Avenue, N.W., Cleveland, Ohio 44115,
                  Attention: Vice President-Human Resources, with a copy sent to The Sherwin-Williams Company, 101 Prospect Avenue, N.W., Cleveland, Ohio 44115,

                  Attention: Vice President, Secretary and General Counsel.

         (i) MODIFICATION; WAIVER. No provision of this Agreement may be modified or waived unless such modification or waiver is agreed to in writing and signed by Executive and by a duly authorized officer of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Failure by Executive or the Company to insist upon strict compliance with any provision of this Agreement or to assert any right Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement. Except as otherwise specifically provided herein, the rights of, and benefits payable to, Executive, Executive's estate or Executive's beneficiaries pursuant to this Agreement are in addition to any rights of, or benefits payable to, Executive, Executive's estate or Executive's beneficiaries under any other employee benefit plan or compensation program of the Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date and year first above written.

                               EXECUTIVE


                               ---------------------------------------
                               Signature

                               ---------------------------------------
                               Typed or printed name


                               THE SHERWIN-WILLIAMS COMPANY


                               ---------------------------------------

                        FORM B OF SEVERANCE PAY AGREEMENT
                        ---------------------------------




                              AMENDED AND RESTATED
                             SEVERANCE PAY AGREEMENT
                             -----------------------


         THIS AMENDED AND RESTATED SEVERANCE PAY AGREEMENT ("Agreement") is made and entered into effective as of the ____ day of _____, ____ by and between THE SHERWIN-WILLIAMS COMPANY, an Ohio corporation (the "Company") and
__________________ (the "Executive").

                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, in the event a third party takes action toward a possible business combination with the Company or acquisition of equity securities of the Company, the Board of Directors believes it imperative that the Company and the Board of Directors be able to rely upon Executive to continue in Executive's position, and that the Company be able to receive and rely upon Executive's objective advice as being in the best interests of the Company and its shareholders;

         WHEREAS, should the Company be in such a situation, in addition to Executive's regular duties and responsibilities, Executive may be called upon to assist in the assessment of proposals, advise management and the Board of Directors as to whether the proposals would be in the best interests of the Company and its shareholders, and to take such other actions as the Board of Directors might determine to be appropriate;

         WHEREAS, this Agreement is consistent with the Company's plan to attract and retain key executives at all times; and

         WHEREAS, the Company and Executive entered into a certain Severance Pay Agreement, effective as of ________, 19__, and Company and Executive desire to amend and restate said Severance Pay Agreement in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, to assure the Company that it will have continued dedication of Executive and the availability of Executive's advice and counsel notwithstanding the possibility of a threat or occurrence of a bid to take over control of the Company, and to induce Executive to remain in the employ of the Company during the period of uncertainties due to such threat of take-over, the Company and Executive agree as follows:

1. DEFINITIONS. The following terms, when used herein with initial capital letters, shall have the following respective meanings unless the context clearly indicates otherwise:

         (a) "BASE SALARY" shall mean Executive's highest regular bi-weekly compensation in effect at any time during the three (3) year period immediately preceding the Date of Termination. Executive's regular bi-weekly compensation referred to in the preceding sentence shall be Executive's regular bi-weekly rate before reduction, deduction or deferral for any amounts including, without limitation, any deduction for withholding of income taxes or F.I.C.A. taxes and/or any reduction or deferral pursuant to Sections 401(k) or 125 of the Code, or any other employee benefit plans, programs or arrangements in which Executive participates.

         (b) A person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, hereinafter "Exchange Act") shall be deemed the "BENEFICIAL OWNER" of and shall be deemed to "beneficially own" any securities:

                  (i) which such person or any of such person's "Affiliates" or "Associates" (as such terms are defined in Rule 12b-2, as in effect on April 23, 1997, of the General Rules and under the Exchange
                           Act) is considered to be a "beneficial owner" under Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on April 23, 1997;

                  (ii) which such person or any of such person's Affiliates or Associates, directly or indirectly, has or shares the right to acquire, hold, vote (except pursuant to a revocable proxy as described in the proviso to this
                           Section 1(b)) or dispose of such securities (whether any such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed to be the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such person or any of such person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or

                  (iii) which are beneficially owned, directly or indirectly, by any other person (or any Affiliate or Associate of such other person) with which such person (or any of such person's Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), with respect to acquiring, holding, voting (except as described in the proviso to this Section 1(b)) or disposing of any securities of the Company;

                  provided, however, that a person shall not be deemed the Beneficial Owner of, nor to beneficially own, any security if such person has the right to vote such security pursuant to an agreement, arrangement or understanding which (A) arises solely from a revocable proxy given to such person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and
                  (B) is not also then reportable on Schedule 13D (or any comparable or successor report) under the Exchange Act; and provided, further, that nothing in this Section 1(b) shall cause a person engaged in business as an underwriter of securities to be the Beneficial Owner of, or to beneficially own, any securities acquired through such person's participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition or such later date as the Board of Directors may determine in any specific case.

         (c)      "CHANGE OF CONTROL" shall be deemed to have occurred if:

                  (i) Any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) who or that, together with all Affiliates and Associates of such person, is the Beneficial Owner of ten percent (10%) or more of the shares of Common Stock of the Company then outstanding, except :

                           (A)      the Company;

                           (B) any of the Company's subsidiaries in which a majority of the voting power of the equity securities or equity interests of such subsidiary is owned, directly or indirectly, by the Company;

                           (C) any employee benefit or stock ownership plan of the Company or any trustee or fiduciary with respect to such a plan acting in such capacity; or

                           (D) any such person who has reported or may, pursuant to Rule 13d-1(b)(1) of the General Rules and Regulations under the Exchange Act, report such ownership (but only as long as such person is the Beneficial Owner of less than fifteen percent (15%) of the shares of Common Stock then outstanding) on
                                    Schedule 13G (or any comparable or successor report) under the Exchange Act.

                           Notwithstanding the foregoing, (I) no person shall become the Beneficial Owner of ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in clause

                           (D) above) solely as the result of an acquisition of Common Stock by the Company that, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such person to ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in clause (D) above) of the shares of Common Stock then outstanding; provided, however, that if a person becomes the Beneficial Owner of ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in clause (D) above) of the shares of Common Stock solely by reason of purchases of Common Stock by the Company and shall, after such purchases by the Company, become the Beneficial Owner of any additional shares of Common Stock which has the effect of increasing such person's percentage ownership of the then-outstanding shares of Common Stock by any means whatsoever, then such person shall be deemed to have triggered a Change of Control, and (II) if the Board of Directors determines that a person who would otherwise be the Beneficial Owner of ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in clause (D) above) of the shares of Common Stock has become such inadvertently (including, without limitation, because (1) such person was unaware that it Beneficially Owned ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in clause (D) above) of the shares of Common Stock or (2) such person was aware of the extent of such beneficial ownership but such person acquired beneficial ownership of such shares of Common Stock without the intention to change or influence the control of the Company) and such person divests itself as promptly as practicable of a sufficient number of shares of Common Stock so that such person would no longer be the Beneficial Owner of ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in clause (D) above), then such person shall not be deemed to be, or have been, the Beneficial Owner of ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in clause (D) above) of the shares of Common Stock, and no Change of Control shall be deemed to have occurred.

                  (ii) During any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company and any new director (other than a director initially elected or nominated as a director as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies by or on behalf of such director) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

                  (iii) There shall be consummated any consolidation, merger or other combination of the Company with any other person or entity other than:

                           (A) a consolidation, merger or other combination which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty-one percent (51%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such consolidation, merger or other combination; or

                           (B) a consolidation, merger or other combination effected to implement a recapitalization and/or reorganization of the Company (or similar transaction), or any other consolidation, merger or other combination of the Company, which results in no person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), together with all Affiliates and Associates of such person, becoming the Beneficial Owner of ten percent (10%) or more (fifteen percent (15%) or more in the case of any person identified in Section 1(c)(i)(D)) of the combined voting power of the Company's then outstanding securities.

                  (iv) There shall be consummated any sale, lease, assignment, exchange, transfer or other disposition (in one transaction or a series of related transactions) of fifty percent (50%) or more of the assets or earning power of the Company (including, without limitation, any such sale, lease, assignment, exchange, transfer or other disposition effected to implement a recapitalization and/or reorganization of the Company (or similar transaction)) which results in any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), together with all Affiliates and Associates of such person, owning a proportionate share of such assets or earning power greater than the proportionate share of the voting power of the Company that such person, together with all Affiliates and Associates of such person, owned immediately prior to any such sale, lease, assignment, exchange, transfer or other disposition.

                  (v) The shareholders of the Company approve a plan of complete liquidation of the Company.

         (d) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "COMPANY" shall mean The Sherwin-Williams Company and its successor(s) in interest.

         (f) "DATE OF TERMINATION" shall mean the date on which Executive's services are terminated pursuant to Section 4.

         (g) "DISABILITY" shall mean incapacity due to physical or mental illness or injury which causes Executive to be absent from employment duties for one hundred eighty (180) consecutive calendar days and for which Executive is then currently receiving and thereafter continues to receive payments under the provisions of any plan of the Company which provides for benefit payments as a consequence of such incapacity, provided the payments which Executive receives during the three (3) year period immediately following the Date of Termination, under any such plan, are greater than the payments Executive would otherwise have been entitled to receive under this Agreement.

         (h) "INCENTIVE COMPENSATION" shall mean the amount paid or payable under any incentive or bonus payment plan, program or arrangement of the Company under which Executive is or was, at any time during the three (3) year period immediately preceding the Date of Termination, participating pursuant to the provisions of such plan, program or arrangement.

         (i) "RETIREMENT BENEFITS" shall mean the benefits Executive may be entitled to receive pursuant to the provisions of any of the following plans, programs or arrangements in which Executive participates: (i) The Sherwin-Williams Company Salaried Employees' Retirement Plan, The Sherwin-Williams Company Salaried Employees' Revised Pension Investment Plan and/or The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, or any successor or replacement plan with respect to any of the foregoing; (ii) any retirement equalization program or supplemental retirement plan relating to the qualified retirement plans described in Section 1(i)(i); or (iii) any other similar plans, programs or arrangements of the Company (whether qualified or not) primarily intended to provide benefits to an individual upon retirement.

         (j) "TERMINATION PERIOD" shall mean the period commencing on the date of a Change of Control and ending on the second anniversary of such date.

         (k) "TRUST" shall mean the trust funds established by the Company in accordance with Section 6(b).

2. TERM. This Agreement shall be effective on the date hereof and shall continue in effect until the Company has given no less than three (3) years written notice to Executive that the Company is terminating this Agreement; provided, however, notwithstanding the delivery of any such notice, this Agreement shall become irrevocable upon the occurrence of a Change of Control and shall continue in effect for a period of two
         (2) years following a Change of Control, if such Change of Control occurred during the term of this Agreement. Notwithstanding anything in this Section 2 to the contrary, this Agreement shall terminate if Executive or the Company terminates Executive's employment prior to a Change of Control except as otherwise provided in Sections 4(a) and
         (c).

3. EXECUTIVE'S OBLIGATIONS. In the event of a tender or exchange offer, proxy contest, merger or other proposal which, if consummated, would constitute a Change of

         Control, Executive agrees not to voluntarily leave the employ of the Company (other than as a result of Disability, retirement or an event which would constitute Good Reason if a Change of Control occurs) until the Change of Control occurs or, if earlier, such tender or exchange offer, proxy contest, merger or other proposal is terminated or abandoned. Notwithstanding anything in this Agreement to the contrary, Executive's sole liability for breaching the terms of this Section 3, and the Company's sole and absolute remedy, shall be Executive's waiver of all rights to receive any benefits pursuant to this Agreement.

4.       TERMINATION OF EXECUTIVE'S SERVICES.

         (a) TERMINATION AFTER CHANGE OF CONTROL. In the event of a Change of Control, Executive shall become eligible for the benefits hereunder upon Executive's termination of service within the Termination Period, including a voluntary termination by Executive for any reason during the thirty (30) day period immediately following the first anniversary of the date of a Change of Control, unless such termination is:

                  (i)      a result of the death or Disability of Executive;

                  (ii)     by the Company for Cause (as defined in Section
                           4(b)); or

                  (iii) by Executive other than during the thirty (30) day period previously identified in this Section 4(a) and other than for Good Reason (as defined in Section 4(c)).

                  Anything in this Agreement to the contrary notwithstanding, if Executive's employment is terminated prior to the date on which a Change of Control occurs and it is reasonably demonstrated that such termination (A) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (B) otherwise arose in connection with or in anticipation of a Change of Control and a Change of Control occurs within twelve (12) months of such termination, then for purposes of this Agreement, such termination shall be deemed to have occurred after and as a result of a Change of Control, and Executive shall be entitled to receive the benefits set forth in this Agreement.

         (b) CAUSE. The Company may terminate Executive's employment for Cause. For purposes of this Agreement, "Cause" shall mean:

                  (i) the willful engaging by Executive in illegal conduct or gross misconduct, which conduct or misconduct is materially and demonstrably injurious to the Company; or

                  (ii) the willful and continued failure by Executive to substantially perform Executive's duties with the Company (other than any such failure resulting from Executive's incapacity due to physical or mental illness or any such failure subsequent to the Company giving Executive a notice of termination without Cause) after a written demand for substantial performance is delivered to Executive by the Board of Directors, which demand specifically identifies the manner in which the Board of Directors believes that Executive has not substantially performed such duties, and Executive has failed to remedy such alleged failure to substantially perform such duties within thirty (30) days of receipt of such written demand.

                  For purposes of this Section 4(b), no act or failure to act by Executive shall be considered "willful" unless done or omitted to be done by Executive in bad faith and without reasonable belief by Executive that such action or omission was in or not opposed to the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board of Directors or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by Executive in good faith and in or not opposed to the best interests of the Company. Notwithstanding the foregoing, Executive may not be terminated for Cause until Executive: (I) receives a certified copy of a resolution adopted by the affirmative vote of at least three-fourths of the members of the entire Board of Directors at a meeting of the Board of Directors called and held for such purpose, finding that in the good faith opinion of the Board of Directors an event set forth in clauses (i) or (ii) has occurred, specifying the particulars thereof in detail, and that the Company has fully and in good faith complied with the terms and conditions of this Agreement; (II) has been afforded reasonable notice of the Board of Director's decision to terminate employment; and
                  (III) has had an opportunity (with the assistance and presence of such counsel as Executive deems appropriate) to be heard before and to dispute the basis of any allegations upon which the decision to terminate has been based by the Board of Directors.

         (c) GOOD REASON. Executive may terminate his employment with the Company for Good Reason any time during the Termination Period. "Good Reason" for purposes of this Agreement shall mean the occurrence of any of the following events without the express written consent of Executive:

                  (i) assignment to Executive of duties and responsibilities inconsistent with Executive's position, authority, and regular duties and responsibilities held, exercised and assigned during the ninety (90) day period immediately preceding the date of a Change of Control, any change in Executive's reporting responsibilities as they existed during the ninety (90) day period immediately preceding the Change of Control, any removal from or failure to re-elect Executive to the position held during the ninety (90) day period immediately preceding the date of a Change of Control, or any significant adverse alteration in the nature or status of Executive's regular duties and responsibilities or the conditions of Executive's employment from those existing during the ninety (90) day period immediately preceding the date of a Change of Control;

                  (ii) any reduction in Executive's Base Salary or Incentive Compensation opportunity as the same may be increased from time to time;

                  (iii) failure to continue to provide benefits of a type and at a level substantially similar to the benefits provided to Executive prior to a Change of Control;

                  (iv) relocation of Executive to a location more than thirty (30) miles from the location where Executive was employed immediately preceding the date of a Change of Control;

                  (v) a good faith determination by Executive that, as a result of the Change of Control, Executive has been rendered unable to effectively perform Executive's regular duties and responsibilities to the Company;

                  (vi) any requirement that Executive travel on Company business to an extent substantially greater than the travel obligations of Executive which were necessary to perform Executive's regular duties and responsibilities immediately prior to such Change of Control;

                  (vii) failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to comply with the provisions of this Agreement in accordance with Section 8; or

                  (viii) breach by the Company of any provision of this Agreement.

                  Anything in this Agreement to the contrary notwithstanding, any event or condition described in Sections 4(c)(i), (ii),
                  (iii), (iv) or (vi) that occurs prior to the date on which a Change of Control occurs shall constitute Good Reason for purposes of this Agreement if Executive reasonably demonstrates that such event or condition (I) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (II) otherwise arose in connection with or in anticipation of a Change of Control and a Change of Control occurs within twelve (12) months of the date of such event or condition. In such case, Executive shall be entitled to receive the benefits set forth in this Agreement.

         (d) EFFECT OF CERTAIN TERMINATIONS. In the event Executive elects to either: (i) voluntarily terminate Executive's employment for any reason during the thirty (30) day period immediately following the first anniversary date of a Change of Control in accordance with Section 4(a); or (ii) terminate Executive's employment for Good Reason in accordance with Section 4(c); such termination shall not be deemed a voluntary termination of employment by Executive for the purpose of any plan or practice of the Company or for any other reason whatsoever (except as may be otherwise required to facilitate Executive's right to receive the benefits set forth in this Agreement).

5. BENEFITS. Upon termination of Executive's employment, if Executive is eligible for benefits pursuant to Section 4(a), the Company will provide the payments described below to Executive:

         (a) ACCRUED SALARY. On or immediately prior to the Date of Termination, the Company shall pay to Executive any accrued salary not yet paid to Executive for services performed on and prior to the Date of Termination.

         (b) INCENTIVE COMPENSATION. On or immediately prior to the Date of Termination, the Company shall pay to Executive an amount equal to the sum of (i) any Incentive Compensation previously earned by Executive which has not previously been paid to Executive, plus (ii) any Incentive Compensation not yet due and payable to Executive for the then current year, covering the period from the beginning of the then current year to the end of the bi-weekly pay period during which Executive's Date of Termination occurred, prorated for the number of bi-weekly pay periods Executive was employed during the then current year calculated using the greater of the following: (A) the Incentive Compensation received by Executive for the year immediately preceding the Date of Termination; (B) the Incentive Compensation received by Executive for the year immediately preceding the date of Change of Control; or (C) the Incentive Compensation targeted for Executive for the year in which the Date of Termination occurred, i.e., the amount of Incentive Compensation Executive would have received for the then current year had Executive reached one hundred percent (100%) of any stated goals.

         (c) VACATION PAY. On or immediately prior to the Date of Termination, the Company shall pay to Executive, at a daily salary rate calculated from Executive's Base Salary, an amount equal to (i) all unused vacation days earned on and prior to the Date of Termination and (ii) additional vacation pay prorated for full months of service since the last qualifying date.

         (d) SEVERANCE PAY. On or immediately prior to the Date of Termination, the Company shall pay to Executive a lump sum cash amount equal to three (3) times the sum of (i) Executive's Base Salary times twenty-six (26), plus (ii) the greater of (a) the highest Incentive Compensation earned and/or received by Executive, for any year or portion thereof, at any time during the three (3) year period immediately preceding the Date of Termination, or (b) the Incentive Compensation targeted for Executive for the year in which the Date of Termination occurred, i.e., the amount of Incentive Compensation Executive would have received for the then current year had Executive reached one hundred percent (100%) of any stated goals. In the event Executive as of the Date of Termination has another severance pay agreement or an employment agreement providing for separation payments to be paid by the Company, the amounts due under this Agreement shall be off-set by the amounts of such separation payments otherwise paid by the Company to Executive pursuant to such other severance and/or separation agreement.

         (e) INSURANCE. The Company shall maintain, upon the same terms and conditions, in full force and effect for the continued benefit of Executive all life, accident and medical benefit plans and programs provided to Executive prior to the Change of Control at no direct cost to Executive for a period of three (3) years from the Date of Termination. At any time during said period of three (3) years Executive may instruct the Company to purchase on Executive's behalf an individual policy or policies affording Executive individual coverage for all or part of said group life, accident and health coverage and long-term disability coverage. The Company shall pay (or cause to be paid through the Trust) the premiums on any such policy or policies for the balance of the three (3) year period. At the end of the three (3) year period, any such policy or policies shall become the property of Executive, the Company shall take all actions necessary to transfer ownership of any such policy or policies to Executive and any subsequent premiums due thereon shall be the responsibility of Executive. In the event Executive accepts employment with another company prior to the expiration of said three (3) year period, the Company's obligation to continue the benefits provided pursuant to this Section 5(e) shall severally terminate with respect to any such plan or program as of the date Executive first becomes eligible to participate in any similar type plan or program with such other employer; provided, however, in the case of medical benefit plans and programs, in the event a medical condition being covered under the Company's plans and programs is deemed to be a noncovered pre-existing condition under such other employer's medical benefit plans and programs (and Executive cannot obtain, after using reasonable efforts which in no event shall include the payment of higher premiums, a wavier of such pre-existing condition under such other employer's medical benefit plans and programs), then the Company's obligation to provide medical benefit plans and programs shall continue solely with respect to such medical condition until the earlier of: (i) the expiration of the remainder of the three (3) year period; or (ii) such time as the medical condition is covered by such other employer's medical benefits plans and programs.

         (f) RETIREMENT PLANS. Executive's participation in the Company's qualified retirement plans including, but not limited to, the Company's Stock Purchase and Savings Plan or any successor or replacement plan thereto, shall continue only through the Date of Termination; provided, however, that to the extent permitted by such plans, Executive may be considered a deferred vested participant who accrues no further benefit with respect to periods following the Date of Termination. All of Executive's rights, including but not limited to vesting and distributions, with respect to any such plans shall be determined solely with reference to the terms of such plans.

         (g) SPECIAL RETIREMENT BENEFITS. The Company shall pay (or cause to be paid through the Trust) to Executive "Special Retirement Benefits" so that the total Retirement Benefits Executive receives will equal the Retirement Benefits Executive would have received had Executive continued in the employ of the Company for three (3) years following the Date of Termination (assuming all variable factors used to compute Executive's Retirement Benefit, except years of service, remain constant with those factors applicable as of the date of a Change of Control or the Date of Termination, whichever date results in the greatest aggregate Special Retirement Benefits being payable to Executive). Should continued participation by Executive in any plan affording to him Retirement Benefits be precluded by law or the terms thereof, the Company shall pay (or cause to be paid through the Trust) to Executive or, if applicable, to his beneficiaries, as an additional supplemental benefit, an amount equal to the difference between (i) the benefit that Executive would have been paid under the plan had he continued to be employed for three (3) years following the Date of Termination, and (ii) the benefit actually payable under said plan(s). The Special Retirement Benefits will be paid to Executive in the same manner as and at the time Executive commences to receive or receives Executive's Retirement Benefits.

         (h) OTHER BENEFITS. The Company shall continue Executive's participation in all fringe benefits Executive would have participated in had Executive continued in the employ of the Company for three (3) years following the Date of Termination including, but not limited to, all ancillary rights regarding Retirement Benefits, such as early retirement rights and joint and survivor rights available under the applicable retirement plans, and if Executive retires during said three (3) year period, retiree group life and retiree group health insurance. If Executive had been provided an automobile on the day prior to a Change of Control under the Company's automobile policy, the ownership of the automobile will be transferred to Executive on the Date of Termination.

         (i) OUTPLACEMENT SERVICES EXPENSES. The Company shall pay all appropriate fees and expenses to employ the services of a full service outplacement firm until the earlier of such time as:
                  (i) Executive has secured new employment; or (ii) the expiration of the three (3) year period immediately following Executive's Date of Termination.

6.       REIMBURSEMENT OF EXPENSES; TRUST.

         (a) REIMBURSEMENT OF EXPENSES. If any contest or dispute shall arise under this Agreement to enforce or interpret any provision contained herein (including, without limitation, any contest or dispute relating to the termination of Executive's employment and the Company's failure or refusal to perform fully its obligations in accordance with the terms of this Agreement), the Company agrees to reimburse Executive, on a current basis, for all reasonable attorney's fees, disbursements and expenses incurred by Executive in connection with such contest or dispute (regardless of the result thereof), and agrees to pay pre-judgment interest on any money judgment obtained by Executive. Pre-judgment interest, if any, shall be calculated at the base rate in effect from time to time at KeyBank National Association of Cleveland, Ohio, from the date that payments to Executive should have been made under this Agreement.

         (b) TRUST. In order to secure the benefits to be received by Executive pursuant to this Agreement and similar arrangements with other executives, the Company shall establish one or more trust funds (the "Trust"). The Company will deposit in such Trust, within five (5) business days after the occurrence of an event that in the reasonable opinion of the Board of Directors will likely result in a Change of Control, an amount equal to approximately the maximum aggregate benefits that could be payable to Executive under the terms of this Agreement. Any funds which may be placed into the Trust under this Agreement shall continue for all purposes to be a part of the general funds of the Company subject to the claims of the Company's creditors in the event of the Company's insolvency and no person shall by virtue of this Agreement have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Agreement, such rights shall be no greater than the right of any unsecured general creditor of the Company. Executive shall be entitled to receive distributions from the funds held in the Trust pursuant to the terms and conditions of this Agreement and the agreement establishing the Trust between the Company and the trustee. If prior to the date of a Change of Control, the Board of Directors of the Company has actual knowledge that all third parties have abandoned or terminated their efforts to effect a Change of Control and a Change of Control at that time is unlikely and the Board so advises Executive, the trust funds and interest earned thereon, if any, shall be returned to the Company by the trustee. Notwithstanding the provisions of this Section 6(b), failure by the Company to place such funds in Trust in no way relieves the Company from its financial obligations and responsibilities to Executive under the terms of this Agreement.

         (c) FUNDING. All benefits to be paid pursuant to this Agreement, including any amounts paid pursuant to Section 6(a) which were not paid through the Trust established pursuant to Section 6(b), shall be paid from the general assets of the Company.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) GROSS-UP. Any provision contained in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment (within the meaning of Section 280G(b)(2) of the Code) or distribution, other than any such payments or distributions related to any incentive stock options previously granted to Executive, by the Company to or for the benefit of Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment under this Agreement (a "Gross-up Payment") in an amount such that after payment by Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-up Payment, Executive retains an amount of the Gross-up Payment equal to the Excise Tax imposed upon the Payments.

         (b) ACCOUNTING FIRM. Subject to the provisions of Section 7(c), all determinations required to be made under this Section 7, including whether a Gross-up Payment is required and the amount of such Gross-up Payment, shall be made by Ernst & Young (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and Executive within fifteen (15) business days of the Date of Termination, if applicable, or such earlier time as is requested by the Company. All fees and expenses of Accounting Firm shall be borne solely by the Company and the Company shall enter into any agreement required by the Accounting Firm in connection with the performance of the services hereunder. The initial Gross-up Payment, if any, as determined pursuant to this
                  Section 7(b), shall be paid to Executive within five (5) days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by Executive, it shall furnish Executive with an opinion that failure to report the Excise Tax on Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and Executive. Executive shall prepare Executive's tax returns in a manner consistent with the determinations of the Accounting Firm as such tax returns relate to any Payment and Gross-up Payment. As a result of the uncertainty in the application of
                  Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-up Payments which will not have been made by the Company should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 7(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of Executive.

         (c) NOTIFICATION. Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-up Payment. Such notification shall be given as soon as practicable but no later than ten (10) business days after Executive knows of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the thirty (30) day period following the date on which Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                           (i) give the Company any information reasonably requested by the Company relating to such claim;

                           (ii)     take such action in connection with
                                    contesting such claim as the Company shall reasonably request in writing from time to time including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company;

                           (iii) cooperate with the Company in good faith in order effectively to contest such claim; and

                           (iv) permit the Company to participate in any proceedings relating to such claim;

                  provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Executive harmless, on an after-tax basis, for any Excise Tax or income tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 7(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs Executive to pay such claims and sue for a refund, the Company shall advance the amount of such payment to Executive, on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax, including interest or penalties with respect thereto, imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

         (d) REFUND. If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 7(c), Executive becomes entitled to receive any refund with respect to such claim, Executive shall (subject to the Company's complying with the requirements of Section 7(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 7(c), a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of thirty (30) days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-up Payment required to be paid.

8.       SUCCESSORS; BINDING AGREEMENT.

         (a) SUCCESSORS. In the event of a Change of Control, the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, to expressly assume and agree to maintain this Agreement, for a minimum period of two (2) years following any such Change of Control in the same manner and to the same extent that the Company would be required to maintain it if no such succession had taken place. Failure of the Company to obtain such assumption agreement prior to the effectiveness of any such succession shall be a breach of this


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

                  Agreement and shall entitle Executive to receive from the Company, as liquidated damages, an amount equal to the same amount of benefits provided herein, and on the same terms set forth herein, as Executive would have been entitled to receive if Executive had terminated employment as provided in Section 4 after a Change of Control, on the date on which any succession becomes effective.

         (b) DEVISEES. All rights of Executive hereunder shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die prior to receiving all amounts of benefits payable hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisee, legatee or other designee or, if there be no such designee, to Executive's estate.

9.       MISCELLANEOUS.

         (a) SEGREGATION OF ASSETS. Except as provided in Section 6(b), the Company shall not be required to segregate any assets with respect to benefits under this Agreement. Any liability of the Company to Executive shall be based solely upon the contractual obligations created by this Agreement; no such obligation shall be deemed to be secured by any pledge or any encumbrance on the property of the Company other than the rights Executive may have with respect to funds held in the Trust.

         (b) PAYMENT OBLIGATIONS ABSOLUTE. Except as set forth in the last sentence of Section 5(d), the Company's obligation to pay Executive the severance benefits and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstances including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Company may have against Executive or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Company whether or not paid through the Trust shall be final and the Company will not seek to recover all or any part of such payment from Executive or from whomsoever may be entitled thereto, for any reason whatsoever. Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment shall in no event effect any reduction of the Company's obligations to make the payments and arrangements required to be made under this Agreement.

         (c) ASSIGNMENT. No amount payable under this Agreement shall be subject to assignment, transfer, sale, pledge, encumbrance, alienation or change by Executive or the beneficiary of Executive except as may be required by law.

         (d) CONTINUING OBLIGATIONS. Executive shall retain in confidence any confidential information known to Executive concerning the Company and its subsidiaries and their respective businesses so long as such information is not publicly disclosed.

         (e) NOT EMPLOYMENT CONTRACT. Neither this Agreement nor any action taken hereunder shall be construed either (i) as a contract of employment, (ii) as giving Executive any right to be retained in the employ of the Company, or (iii) as giving Executive any right to receive severance benefits of a type or in an amount similar to the benefits described in Section 5, unless the conditions set forth in this Agreement are satisfied and Executive therefore qualifies for benefits under this Agreement.

         (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         (g) SEVERABILITY. The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

         (h) NOTICES. Any notice or other communication provided for in this Agreement shall be in writing and, unless otherwise expressly stated herein, shall be deemed to have been duly given if hand delivered or if mailed by United States registered mail, return receipt requested, postage prepaid addressed in the case of Executive to Executive's last known address or in the case of the Company to The Sherwin-Williams Company, 101 Prospect Avenue, N.W., Cleveland, Ohio 44115,
                  Attention: Vice President-Human Resources, with a copy sent to The Sherwin-Williams Company, 101 Prospect Avenue, N.W., Cleveland, Ohio 44115, Attention: Vice President, Secretary and General Counsel.

         (i) MODIFICATION; WAIVER. No provision of this Agreement may be modified or waived unless such modification or waiver is agreed to in writing and signed by Executive and by a duly authorized officer of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Failure by Executive or the Company to insist upon strict compliance with any provision of this Agreement or to assert any right Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement. Except as otherwise specifically provided herein, the rights of, and benefits payable to, Executive, Executive's estate or Executive's beneficiaries pursuant to this Agreement are in addition to any rights of, or benefits payable to, Executive, Executive's estate or Executive's beneficiaries under any other employee benefit plan or compensation program of the Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed effective as of the date and year first above written.

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

                                     EXECUTIVE



                                     ---------------------------------------
                                     Signature

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                                     Typed or printed name


                                     THE SHERWIN-WILLIAMS COMPANY


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